                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



       Date of Report (Date of Earliest Event Reported) - AUGUST 30, 2005



                                   ALLETE, INC.
             (Exact name of registrant as specified in its charter)

           MINNESOTA                 1-3548                      41-0418150
        (State or other           (Commission                  (IRS Employer
jurisdiction of incorporation     File Number)               Identification No.)
       or organization)

                             30 WEST SUPERIOR STREET
                          DULUTH, MINNESOTA 55802-2093
          (Address of principal executive offices, including zip code)

                                 (218) 279-5000
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ / Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
/ / Soliciting material  pursuant to Rule 14a-12 under  the Exchange Act (17 CFR
    240.14a-12)
/ / Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
/ / Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On August 30, 2005, a Development of Regional Impact (DRI) Application for Development Approval was submitted to the East Central Florida Regional Planning Council by Tomoka Holdings, LLC for its nearly 6,000-acre Ormond Crossings project. Tomoka Holdings, LLC is owned by ALLETE Properties, Inc., a wholly-owned subsidiary of ALLETE, Inc.

Ormond Crossings is a mixed-use, planned development project located along Interstate 95, at its interchange with U.S. Highway 1 and adjacent to the City of Ormond Beach airport. It also is bordered by the Florida East Coast Railroad. Because of its proximity to major road, rail, and air transportation links, Ormond Crossings, as planned, would incorporate areas for extensive business and light industrial development, commercial uses and a mixture of residential types.

Development uses and intensities proposed in the DRI include 5 million square feet of commercial, office and industrial opportunities along with up to 4,400 residential units.

Tomoka Holdings, LLC anticipates that the DRI approval process will be concluded within approximately 18 months at which time it would receive a Development Order from the City of Ormond Beach.

The Ormond Crossings DRI application represents the launch of the third major real estate development of ALLETE Properties, Inc. in Florida and the largest in terms of acreage. Ground was broken on the Town Center at Palm Coast development earlier in 2005 and construction is slated to begin on the Palm Coast Park property in 2006. Florida's governor and cabinet recently approved the Palm Coast Park Community Development District with authority to issue special assessment revenue bonds to finance its property development.



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READERS ARE CAUTIONED THAT FORWARD-LOOKING STATEMENTS SHOULD BE READ IN CONJUNCTION WITH ALLETE'S DISCLOSURES UNDER THE HEADING: "SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995" LOCATED ON PAGE 2 OF THIS FORM 8-K.

                     ALLETE Form 8-K dated August 31, 2005                     1

                              SAFE HARBOR STATEMENT
           UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995

In  connection  with  the  safe  harbor  provisions  of the  Private  Securities
Litigation Reform Act of 1995, ALLETE is hereby filing cautionary statements identifying important factors that could cause ALLETE's actual results to differ materially from those projected in forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) made by or on behalf of ALLETE in this Current Report on Form 8-K, in presentations, in response to questions or otherwise. Any statements that express, or involve discussions as to expectations, beliefs, plans, objectives, assumptions or future events or performance (often, but not always, through the use of words or phrases such as "anticipates," "believes," "estimates," "expects," "intends," "plans," "projects," "will likely result," "will continue," "could," "may," "potential," "target," "outlook" or similar expressions) are not statements of historical facts and may be forward-looking.

Forward-looking statements involve estimates, assumptions, risks and uncertainties and are qualified in their entirety by reference to, and are accompanied by, the following important factors, in addition to any assumptions and other factors referred to specifically in connection with such forward-looking statements, which are difficult to predict, contain uncertainties, are beyond ALLETE's control and may cause actual results or outcomes to differ materially from those contained in forward-looking statements:

   - ALLETE's ability to successfully implement its strategic objectives;
   - prevailing governmental policies and regulatory actions, including those of
     the  United  States  Congress,  state  legislatures,   the  Federal  Energy
     Regulatory Commission, the Minnesota Public Utilities Commission, the Florida Public Service Commission, the Public Service Commission of
     Wisconsin,   and   various   local   and   county   regulators,   and  city
     administrators, about allowed rates of return, financings, industry and rate structure, acquisition and disposal of assets and facilities, real
     estate  development,   operation  and  construction  of  plant  facilities,
     recovery of purchased power and capital investments, present or prospective wholesale and retail competition (including but not limited to transmission costs), and zoning and permitting of land held for resale;
   - effects of restructuring initiatives in the electric industry;
   - economic and geographic factors, including political and economic risks;
   - changes in and compliance with environmental and safety laws and policies;
   - weather conditions;
   - natural disasters;
   - war and acts of terrorism;
   - wholesale power market conditions;
   - population growth rates and demographic patterns;
   - the effects of competition, including competition for retail and wholesale customers;
   - pricing and transportation of commodities;
   - changes in tax rates or policies or in rates of inflation;
   - unanticipated project delays or changes in project costs;
   - unanticipated changes in operating expenses and capital expenditures;
   - global and domestic economic conditions;
   - our ability to access capital markets;
   - changes in interest rates and the performance of the financial markets;
   - competition for economic expansion or development opportunities;
   - ALLETE's ability to manage expansion and integrate acquisitions; and
   - the outcome of legal and administrative proceedings (whether civil or criminal) and settlements that affect the business and profitability of ALLETE.

Additional disclosures regarding factors that could cause ALLETE's results and performance to differ from results or performance anticipated by this report are discussed in Item 7 under the heading "Factors that May Affect Future Results" in ALLETE's 2004 Form 10-K. Any forward-looking statement speaks only as of the date on which such statement is made, and ALLETE undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which that statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all of these factors, nor can it assess the impact of each of these factors on the businesses of ALLETE or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statement. Readers are urged to carefully review and consider the various disclosures made by ALLETE in its 2004 Form 10-K and in ALLETE's other reports filed with the Securities and Exchange Commission that attempt to advise interested parties of the factors that may affect ALLETE's business.

2                    ALLETE Form 8-K dated August 31, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                                  ALLETE, Inc.



August 31, 2005                                 James K. Vizanko
                               -------------------------------------------------
                                                James K. Vizanko
                               Senior Vice President and Chief Financial Officer



                     ALLETE Form 8-K dated August 31, 2005                     3